Number Existing/New Category SEC Rule Public Dissemination Data Field Product Description Conditionality Data Type Precision Scale Format Valid Values Sample Validation Rules Narrative 1 Existing Primary 901.c.1 Y Product ID Prefix CROSS-PRODUCT The prefix value for the type of Product ID provided. R Text 20 ISDA ISDA 2 Existing Primary 901.c.1 Y Product ID Value CROSS-PRODUCT The ISDA Taxonomy representing the product structure. R Text 200 Please refere to the Valid Values Product ID tab Equity:Swap:PriceReturnBasicPerformance:SingleName 3 Existing Primary 901.c.1.i Y Option Type Option; Structured Product An indication of the type of option. C Text 50 "Put, Call" Put "Options - This field is Conditional; Required when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Optional when transaction type is Increase or Novation; Otherwise, Not Applicable. Structured Product - This field is Conditional; Optional when transaction type is Trade, Novation-Trade, Amendment, CorporateAction, Increase or Termination; Otherwise, Not Applicable." 4 Existing Primary 901.c.1.i Y Option Family/Style Structured Product An indication of the style of the option transaction. C Text 15 "European, American, Bermudan" European "Structured Products: Conditional; Not Applicable when transaction type is Novation or Exercise; Otherwise, Optional." 5 Existing Primary 901.c.1.i Y Option Style Option An indication of the style of the option transaction. C Text 15 "European, American, Bermudan" European "Option: Required for Transaction Type ""trade"", ""amendment"", ""corporateaction"", ""novationtrade""; Optional for Transaction Type ""increase', ""novation"". Otherwise, not applicable" 6 Existing Primary 901.c.1.i Y Primary Asset Class CROSS-PRODUCT Indicates asset class associated to the message. R Text 20 Equity Equity 7 Existing Primary 901.c.1.i Y Underlying Asset CROSS-PRODUCT The Underlying Asset ID of the transaction R Text 50 IBM.N "Dividend Swaps, Forwards, Options and Variance Swaps - When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional; Optional when Underlying Asset Identifier Type has a value of ""SingleOther"" or ""Basket""; Otherwise, Required. ES_PSA_CFD and Structured Products - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is Not Applicable. For all other transactions it is Conditional; Optional when the only Underlying Asset Identifier Type is ""SingleOther"" or ""Basket""; Otherwise, Required." 8 Existing Primary 901.c.1.i Y Underlying Asset Identifier Type CROSS-PRODUCT Indicates the type of identifier submitted for Underlying Asset C Text 20 "RIC, SEDOL, ISIN, Valoren, CUSIP, Bloomberg, SingleOther (a generic name for any Single Reference underlying), Basket (firm specific multi component underlying), SICC" SingleOther "Dividend Swaps, Forwards, Options and Variance Swaps - When transaction type is Novation this field is Not Applicable. For all other transactions it is Required. ES_PSA_CFD and Structured Products - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is Not Applicable. For all other transactions it is Required." 9 Existing Primary 901.c.1.ii Y Trade Date CROSS-PRODUCT The date on which the trade was executed. C Date 10 YYYY-MM-DD 2016-01-01 "Required for Transaction Type ""trade"", ""amendment"", ""corporateaction"", ""novationtrade""; Optional for Transaction Type ""increase', ""termination""." 10 Existing Primary 901.c.1.iii Y Equity Leg Final Valuation Date ES-PSA-CFD "Specifies the final Valuation Date of an Equity Swap Transaction equity leg. " C Date 10 YYYY-MM-DD 2016-01-01 "ES-PSA-CFD: When Transaction Type is ""amendment"", ""backload"", ""corporateaction"", ""novation trade"", ""trade"", this field is Optional if Allocation Indicator has a value of ""PreAllocation""; Otherwise, Required. For other product types, not applicable. " 11 Existing Primary 901.c.1.iii Y Expiration Date Option Specifies the Expiration Date in respect of a Option Transaction C Date 10 YYYY-MM-DD 2016-01-01 "Options: When Transaction Type is ""amendment"", ""corporateaction"", ""novation trade"", ""trade"" or RT message for ""novation"", this field is Required. For Options when Transaction Type is ""increase"", ""novation"", this field is Optional. " 12 Existing Primary 901.c.1.iii Y Floating Leg End Date/Termination Date ES-PSA-CFD Specifies the Termination Date in respect of an Equity Swap Transaction. This is the last payment date on the floating leg. C Date 10 YYYY-MM-DD 2016-01-01 "ES-PSA-CFD: Optional when Floating Rate Option or Fixed Rate is populated; Otherwise, not applicable." 13 Existing Primary 901.c.1.iii Y Period End Date Dividend Swap "In respect of each Dividend Period, the date observations end for the given Dividend Period." C Date 10 YYYY-MM-DD 2016-01-01 "Dividend Swaps: Required for Transaction Type ""trade"", ""amendment"", ""corporateaction"", ""novationtrade"" and Optional for Transaction Type ""increase', ""termination""." The last value submitted for Period End Date will be publically Price Disseminated 14 Existing Primary 901.c.1.iii Y Termination Date/Expiration Date Structured Product "The maturity, termination, or end date of the transaction." C Date 10 YYYY-MM-DD 2016-01-01 "Structured Products: Required for Transaction Type ""trade"", ""amendment"", ""corporateaction"", ""novationtrade"" and Optional for Transaction Type ""increase', ""termination""." 15 Existing Primary 901.c.1.iii Y Valuation Date Forward; Variance Swap The maturity date of the transaction for Forward and Variance Swap C Date 10 YYYY-MM-DD 2016-01-01 "Forward and Variance Swaps - Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional when transaction type is Increase or Termination. For all other transactions this field is Required.." 16 Existing Primary 901.c.1.iv Y Premium Payment Date Option; Structured Product Payment date of the premium C Date 10 YYYY-MM-DD 2016-01-01 "Options - When transaction type is Trade, Amendment or CorporateAction this field is Conditional; Required when Premium or Premium per Option is populated; Otherwise, Not Applicable. For all other transactions this field is Not Applicable. Structured Product - When transaction type is Trade, Novation-Trade, Amendment or CorporateAction this field is Conditional; Optional when Premium Amount is populated; Otherwise, Not Applicable. For all other transactions this field is Not Applicable." 17 Existing Primary 901.c.1.iv Y Cash Settlement Payment Date Forward "For a Cash-settled Forward Transaction specifies the Cash Settlement Payment Date " C Date 10 YYYY-MM-DD 2016-01-01 "Forwards: Optional when Transacation Type is ""trade"", ""amendment"", ""novationtrade"", ""corporateaction"". Otherwise, not applicable " 18 Existing Primary 901.c.1.iv Y Cash Settlement Payment Date Offset ES-PSA-CFD; Option; Variance Swap "Specifies the Cash Settlement Payment Date in terms of a number of Currency Business Days following the Valuation Date. " C Numeric 5 3 "ES_PSA_CFD - When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when Equity Leg Payment Dates are populated; Otherwise, Optional. Options and Variance Swaps - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is Not Applicable. For all other transactions it is Optional. " 19 Existing Primary 901.c.1.iv Y Dividend Payment Offset ES-PSA-CFD "For an Dividend Swap Transaction this specifies the Cash Settlement Payment Date in terms of a number of Currency Business Days following the Valuation Date. " C Numeric 5 3 "ES_PSA_CFD: Conditional; Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable." 20 Existing Primary 901.c.1.iv Y Equity Leg Payment Dates ES-PSA-CFD List of payment dates for the equity leg C Date 10 YYYY-MM-DD 2016-01-01 "ES-PSA-CFD: When transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction this field is Conditional; Not Allowed when Cash Settlement Payment Date Offset is populated; Otherwise, Optional. When transaction type is Increase or Termination this field is Optional, for Novation it is Not Applicable." 21 Existing Primary 901.c.1.iv Y Fixed Amount Payment Date Dividend Swap "In respect of each Dividend Period, the adjusted fixed payment date for the given Dividend Period." C Date 10 YYYY-MM-DD 2016-01-01 "Dividend Swap: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when Fixed Amount Payment Date Offset is populated; Otherwise, Optional." 22 Existing Primary 901.c.1.iv Y Fixed Amount Payment Date Offset Dividend Swap Indicates the number of relative days that the fixed amount will be paid. C Numeric 5 3 "Dividend Swap: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when Fixed Amount Payment Date is populated; Otherwise, Optional." 23 Existing Primary 901.c.1.iv Y Floating Leg Designated Maturity Period ES-PSA-CFD The floating rate option quote rate (LIBOR 1 month vs 3 months) C Text 1 "M, D, W, Y" M "ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Required when Floating Rate Option is populated; Otherwise, Not Applicable." 24 Existing Primary 901.c.1.iv Y Floating Leg Designated Maturity Period Multiplier ES-PSA-CFD The floating rate option quote rate multiplier (LIBOR 1 month vs 3 months) C Numeric 6 "A whole number Zero is not allowed." 5 "ES-PSA-CFD: Conditional; Required when Floating Leg Designated Maturity Period is populated; Otherwise, Not Applicable" 25 Existing Primary 901.c.1.iv Y Floating Leg Payment Dates ES-PSA-CFD Shows the Period End Dates for each Floating Leg Calculation Period which is also the payment date C Date 10 YYYY-MM-DD 2016-01-01 "ES-PSA-CFD:When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when the Floating Leg Payment Frequency Period is populated; Otherwise, Optional when Floating Rate Option or Fixed Rate is populated; Otherwise, Not Applicable." 26 Existing Primary 901.c.1.iv Y Floating Leg Payment Frequency Period ES-PSA-CFD The frequency of floating leg payments C Text 1 "M, D, W, Y,T" M "ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when Floating Leg Payment Dates are populated; Otherwise, Optional when Floating Rate Option or Fixed Rate is populated; Otherwise, Not Applicable." 27 Existing Primary 901.c.1.iv Y Floating Leg Payment Frequency Period Multiplier ES-PSA-CFD The frequency multiplier of floating leg payments C Numeric 6 3 "ES-PSA-CFD: Conditional; Required when Floating Leg Payment Frequency Period is populated; Otherwise, Not Applicable." 28 Existing Primary 901.c.1.iv Y Floating Rate Option ES-PSA-CFD Specifies the Floating Rate Option in respect of an Equity Swap Transaction (Libor). This field is not applicable if fixed rate has been selected for the interest leg. C Text 100 USD-LIBOR-BBA "ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when the Underlying Asset Fixed Rate is populated; Otherwise, Optional for any Increase or any Termination; Otherwise, Optional." 29 Existing Primary 901.c.1.iv Y Period Fixed Amount Dividend Swap "In respect of each Dividend Period, the fixed Cash amount for the given Dividend Period." C Numeric 20 10 12345.12 "Dividend Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Optional." 30 Existing Primary 901.c.1.iv Y Period Fixed Strike Dividend Swap Amount to pay per underlier for each Dividend Period. C Numeric 20 10 12345.12 "Dividend Swap: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional when transaction type is Increase or Termination. For all other transactions this field is Required." 31 Existing Primary 901.c.1.iv Y Period Start Date Dividend Swap "In respect of each Dividend Period, the date observations start for the given Dividend Period." C Date 10 YYYY-MM-DD 2016-01-01 "Dividend Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Required." 32 Existing Primary 901.c.1.iv Y Premium Option The amount paid to enter into an Option. C Numeric 30 10 12345.12 "Option: Conditional; Not Applicable when transaction type is Novation-Trade, Novation, Increase, Termination or Exercise. For all other transactions this field is Required." 33 Existing Primary 901.c.1.iv Y Premium Amount Structured Product The amount paid to enter into an Option in a Structured Product. C Numeric 30 10 "0 to 20 whole numbers with 0 to 10 decimal places. ""0"" is a valid value." 0 "Structured Products: Conditional; Not Applicable when transaction type is Novation, Increase, Termination or Exercise. For all other transactions this field is Optional." 34 Existing Primary 901.c.1.iv Y Premium Amount Currency Structured Product The currency associated with the Premium Amount. C Text 3 3-digit ISO currency code (ISO 4217) USD "Structured Products: Conditional; Required when Premium Amount is populated; Otherwise, Not Applicable." 35 Existing Primary 901.c.1.iv Y Premium Currency Option The currency associated with the Premium. C Text 3 3-digit ISO currency code (ISO 4217) USD "Option: Conditional; Required when Premium is populated; Otherwise, Not Applicable." 36 Existing Primary 901.c.1.iv Y Prepayment Amount Forward Amount paid at the beginning of the deal instead of the forward date C Numeric 30 10 12345.12 "Forwards: Conditional; Not Applicable when transaction type is Novation, Increase or Termination. For all other transactions this field is Optional." 37 Existing Primary 901.c.1.iv Y Prepayment Currency Forward Currency of the amount paid at the beginning of the deal instead of the forward date C Text 3 3-digit ISO currency code (ISO 4217) USD "Forwards: Conditional; Optional when Prepayment Amount is populated; Otherwise, Not Applicable." 38 Existing Primary 901.c.1.iv Y Prepayment Date Forward Date of the prepayment C Date 10 YYYY-MM-DD 2016-01-01 "Forwards: Conditional; Optional when Prepayment Amount is populated; Otherwise, Not Applicable." 39 Existing Primary 901.c.1.iv Y Price Notation CROSS-PRODUCT The quoted price at time of trade execution. C Numeric 30 10 0 to 20 whole numbers with 0 to 10 decimal places 1 "Conditional; Required when Price Notation Type is populated with a value of Level, Currency, Percentage or BasisPoints; Otherwise, Optional." 40 Existing Primary 901.c.1.iv Y Price Notation Type CROSS-PRODUCT The quoting type associated with the Price Notation. O Text 40 "Level, Currency (ISO Currency value), Percentage, BasisPoints Values to be supplied for Derived Prices VWAPPrice, TWAPPrice, NAV, OpenPrice, ClosingPrice, ExpiringContractLevel, HedgeExecution, AgreedInitialPrice" Currency 41 Existing Primary 901.c.2 Y Original Execution Timestamp CROSS-PRODUCT The date and time of the original execution timestamp of the transaction. R DateTime 20 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z 42 Existing Primary 901.c.3 Y Declared Cash Dividend Percentage Dividend Swap "For a Dividend Swap Transaction, an amount as declared by the Issuer, before the withholding or deduction of taxes at source in respect of such a dividend." C Numeric 10 5 Enter 0.01500 for 1.5%. Do not enter % sign in cell. 0.01500 "Dividend Swap: Not Applicable when transaction type is Novation; Otherwise, Optional." 43 Existing Primary 901.c.3 Y Declared Cash Equivalent Dividend Percentage Dividend Swap "For a Dividend Swap Transaction, an amount per Share being the cash value of any stock dividend declared by the Issuer or, if the Issuer declares no cash value, the cash value of such stock dividend." C Numeric 10 5 Enter 0.01500 for 1.5%. Do not enter % sign in cell. 0.01500 "Dividend Swap: Not Applicable when transaction type is Novation; Otherwise, Optional." 44 Existing Primary 901.c.3 Y Dividend Payment Date Dividend Swap "In respect of each Dividend Period, the adjusted cash settlement date for the given Dividend Period. (repeatable)" C Date 10 YYYY-MM-DD 2016-01-01 "Dividend Swap: When transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction this field is Conditional; Not Allowed when Valuation Date is populated; Otherwise, Optional. For all other transactions this field is Not Applicable." 45 Existing Primary 901.c.3 Y Fee In ES-PSA-CFD "This is an upfront payment the buyer pays. If Fee In specifies an amount in Basis Points to be paid by the non-equity payer. (Mainly used with AEJ MCAs)" C Numeric 30 10 12345.12 "ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional." 46 Existing Primary 901.c.3 Y Forward Price Forward Price to be paid in future for underlyer C Numeric 30 10 12345.12 "Forwards: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Optional for Increase or Termination; Otherwise, Required." 47 Existing Primary 901.c.3 Y Forward Price Currency Forward Price currency to be paid in future for undedrlyer C Text 3 3-digit ISO currency code (ISO 4217) USD "Forwards: Conditional; Required when Forward Price is populated; Otherwise, Not Applicable." 48 Existing Primary 901.c.3 Y Forward Strike Percentage Option "Specifies the percentage of the price of the Share on the Strike Date that will be the Strike Price for a Option Transaction that is forward starting. " C Numeric 10 5 Enter 0.01500 for 1.5%. Do not enter % sign in cell. 0.01500 "Options: Conditional; Not Applicable when transaction type is Novation or Exercise; Otherwise, Optional." 49 Existing Primary 901.c.3 Y Funded Amount ES-PSA-CFD Specifies the amount of the funding in respect of an Equity Swap Transaction. C Numeric 30 10 12345.12 "ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional." 50 Existing Primary 901.c.3 Y Funded Amount Currency ES-PSA-CFD Specifies the currency amount of the funding in respect of an Equity Swap Transaction. C Text 3 3-digit ISO currency code (ISO 4217) USD "ES-PSA-CFD: Conditional; Required when Funded Amount is populated; Otherwise, Not Applicable." 51 Existing Primary 901.c.3 Y Material Non-Cash Dividend Dividend Swap Identifies if Material Non-Cash Dividends are applicable. C Text 5 "true, false" TRUE "Dividend Swap: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional." 52 Existing Primary 901.c.3 Y Multiplier (Index) Option A multiplier which increases exposure of the underlier for an index C Numeric 20 10 10 "Option: When transaction type is Termination or Execise this field is Not Applicable. For all other transactions this field is Conditional, Optional for a single index; Otherwise, Not Allowed." 53 Existing Primary 901.c.3 Y Option Strike Price Structured Product The level or price at which an option may be exercised. C Numeric 30 10 "0 to 20 whole numbers with 0 to 10 decimal places. ""0"" is a valid value." 0 Structured Products: 54 Existing Primary 901.c.3 Y Special Dividends Dividend Swap Indicates if Special Dividends (extremely large dividends out of the normal) apply C Text 5 "true, false" TRUE Dividend Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional. 55 Existing Primary 901.c.3 Y Strike Price Option Specifies the Strike Price in respect of a Option Transaction. C Numeric 30 10 12345.12 "Option: When transaction type is Novation or Exercise this field is Not Applicable. For all other transactions this field is Conditional, Not Allowed when Strike Date or Forward Strike Percentage is populated; Otherwise, Optional for Increase and Termination; Otherwise, Required." 56 Existing Primary 901.c.3 Y Strike Price Currency Option The Currency associated to the Strike Price C Text 3 3-digit ISO currency code (ISO 4217) USD "Option: Conditional; Required when Strike Price is populated; Otherwise, Not Applicable." 57 Existing Primary 901.c.3 Y Underlying Asset Declared Cash Dividend Percentage ES-PSA-CFD Percentage of declared cash dividend to be paid C Numeric 10 5 Enter 0.01500 for 1.5%. Do not enter % sign in cell. 0.01500 ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional. 58 Existing Primary 901.c.3 Y Underlying Asset Declared Cash Equivalent Dividend Percentage ES-PSA-CFD Percentage of declared non-cash dividend to be paid C Numeric 10 5 Enter 0.01500 for 1.5%. Do not enter % sign in cell. 0.01500 ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional. 59 Existing Primary 901.c.3 Y Underlying Asset Dividend Percentage ES-PSA-CFD Identifies the percentage of the dividend to be paid. C Numeric 10 5 Enter 0.01500 for 1.5%. Do not enter % sign in cell. 0.01500 ES-PSA-CFD:When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional. 60 Existing Primary 901.c.3 Y Underlying Asset Fixed Rate ES-PSA-CFD Payer of the equity leg (per underlier) C Numeric 25 10 The value should be stated as a percentage where 0.5 means 50%. 0.5 "ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when the Floating Rate Option is populated; Otherwise, Optional." 61 Existing Primary 901.c.3 Y Underlying Asset Floating Leg Spread ES-PSA-CFD Spread on the financing leg C Numeric 25 10 "Positive, Negative and 0 are valid numbers" -5 "ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when the Fixed Rate is populated; Otherwise, Optional for any Increase or any Termination; Otherwise, Required when Floating Rate Option is populated; Otherwise, Not Applicable." 62 Existing Primary 901.c.3 Y Underlying Asset Initial Price ES-PSA-CFD Stated initial price. (Price of first observation) C Numeric 30 10 12345.12 "ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Optional if Underlying Asset Initial Price Election is populated; Otherwise, Optional when Underlying Asset Notional is not populated; Otherwise, Required." 63 Existing Primary 901.c.3 Y Underlying Asset Initial Price Currency ES-PSA-CFD Currency of the initial price C Text 3 3-digit ISO currency code (ISO 4217) USD "ES-PSA-CFD: Conditional; Required when Underlying Asset Initial Price is populated; Otherwise, Not Applicable." 64 Existing Primary 901.c.3 Y Underlying Asset Initial Price Election ES-PSA-CFD Method to identify the initial price C Text 40 "HedgeExecution ,AgreedInitialPrice, VWAPPrice, TWAPPrice, ClosingPrice, OpenPrice, NAV" ClosingPrice "ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Optional if Underlying Asset Initial Price is populated; Otherwise, Optional if Underlying Asset Notional is not populated; Otherwise, Required." 65 Existing Primary 901.c.3 Y Variance Cap Variance Swap Specifies the Variance Cap in respect of a Variance Swap Transaction. C Numeric 30 10 12345.12 Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional. 66 Existing Primary 901.c.3 Y Variance Strike Price Variance Swap Expected variance (Square of Volatility Strike Price) C Numeric 30 10 12345.12 "Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed if Volatility Strike Price is populated; Otherwise, Optional for any Increase or Termination; Otherwise, Required." 67 Existing Primary 901.c.3 Y Volatility Cap Variance Swap Specifies the Volatility Cap in respect of a Variance Swap Transaction. C Numeric 30 10 12345.12 Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional. 68 Existing Primary 901.c.3 Y Volatility Strike Price Variance Swap Expected Volatility (Volatility Strike Price = Square root of Variance Strike Price .) C Numeric 30 10 12345.12 "Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when Variance Strike Price is populated; Otherwise, Optional for any Increase or Termination; Otherwise, Required." 69 Existing Primary 901.c.4 Y Deal Notional Amount ES-PSA-CFD; Structured Products Specifies the Equity Swap Notional Amount in respect of the Equity Swap Transaction. C Numeric 30 10 12345678.12 "ES_PSA_CFD and Structured Products - This field is Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable." 70 Existing Primary 901.c.4 Y Deal Notional Amount Currency ES-PSA-CFD; Structured Products Specifies the currency of the Equity Notional Amount in respect of an Equity Swap Transaction. C Text 3 3-digit ISO currency code (ISO 4217) USD "ES_PSA_CFD and Structured Products - This field is Required if Deal Notional Amount is populated; Otherwise, Not Applicable." 71 Existing Primary 901.c.4 Y Deal Units ES-PSA-CFD; Structured Products Number of units for the deal C Numeric 30 10 100 "ES_PSA_CFD and Structured Products - This field is Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable." 72 Existing Primary 901.c.4 Y Notional Amount Dividend Swap; Forward; Option The current number of baskets x Fixed Strike Price C Numeric 30 10 12345678.12 "Dividend Swaps - When transaction type is Trade, Novation-Trade, Amendment or CorporateAction this field is Conditional: Requared if Number of Shares/Baskets is not populated; Otherwise, Optional. For all other transactions this field is Not Applicable. Forwards - When transaction type is Trade, Novation-Trade, Amendment or CorporateAction this field is Conditional: Requared if Number of Shares/Units is not populated; Otherwise, Optional. For all other transactions this field is Not Applicable. Options - When transaction type is Trade, Novation-Trade, Amendment or CorporateAction this field is Conditional: Requared if Number of Options is not populated; Otherwise, Optional. For all other transactions this field is Not Applicable." 73 Existing Primary 901.c.4 Y Notional Amount Currency Dividend Swap; Forward; Option The currency of the Notional Amount C Text 3 3-digit ISO currency code (ISO 4217) USD "Dividend Swaps, Forwards and Options - This field is Required if Notional Amount is populated; Otherwise, Not Applicable." 74 Existing Primary 901.c.4 Y Number of Options Option Specifies the Number of Options in respect of a Option Transaction. C Numeric 30 10 100 "Option: Conditional; Required when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable." 75 Existing Primary 901.c.4 Y Number of Shares/Baskets Dividend Swap Specifies the Number of Shares in respect of an Dividend Swap Transaction. C Numeric 30 10 100 "Dividend Swap: Conditional; Required when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable." 76 Existing Primary 901.c.4 Y Number of Shares/Units Forward Specifies the Number of Shares in respect of a Forward Transaction. C Numeric 30 10 100 "Forwards: Conditional; Required when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable." 77 Existing Primary 901.c.4 Y Option Entitlement (Share) Option A multiplier which increases exposure of the underlyer C Numeric 20 10 10 "Option: When transaction type is Termination or Execise this field is Not Applicable. For all other transactions this field is Conditional. Optional for a single name (share); Otherwise, Not Allowed." 78 Existing Primary 901.c.4 Y Underlying Asset Notional CROSS-PRODUCT Notional of Underlying Asset C Numeric 30 10 123456.12 "When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Optional." 79 Existing Primary 901.c.4 Y Underlying Asset Notional Currency CROSS-PRODUCT Currency associated with the Underlying Asset Notional C Text 3 3-digit ISO currency code (ISO 4217) USD "Conditional, Required when Underlying Asset Notional is populated; Otherwise, Not Applicable." 80 Existing Primary 901.c.4 Y Underlying Asset Number of Units/Shares ES-PSA-CFD Units per underlier C Numeric 30 10 100 "ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Required if Underlying Asset Notional and Deal Notional are not populated; Otherwise, Optional." 81 Existing Primary 901.c.4 Y Variance Amount Variance Swap Size of the deal C Numeric 30 10 12345.12 "Variance Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Required if Vega Notional Amount is not populated; Otherwise, Optional." 82 Existing Primary 901.c.4 Y Vega Notional Amount Variance Swap Notional of the deal (Variance Amount * 2 * Volatility Strike Price) C Numeric 30 10 12345678.12 "Variance Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Required when Variance Amount is not populated; Otherwise, Optional." 83 Existing Primary 901.c.4 Y Vega Notional Currency Variance Swap The Currency of Vega Notional Amount C Text 3 3-digit ISO currency code (ISO 4217) USD "Variance Swap: Conditional, Required if Vega Notional Amount is populated; Otherwise, Not Applicable." 84 Existing "Primary (Inter-dealer), Secondary (role)" 901.c.5 Y Party 1 Role CROSS-PRODUCT Indication of registration status for Party 1. R Text 10 "SBSD ,MSBSP, non-SBSD/MSBSP" SBSD This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5 85 Existing "Primary (Inter-dealer), Secondary (role)" 901.c.5 Y Party 2 Role CROSS-PRODUCT Indication of registration status for Party 2. R Text 10 "SBSD ,MSBSP, non-SBSD/MSBSP" SBSD This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5 86 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6; 901.d.6 Y Clearing DCO Prefix CROSS-PRODUCT Prefix of Clearing DCO C Text 200 LEI LEI "Conditional: Required when ""Clearing DCO Value"" is populated with an LEI. Otherwise, Not Applicable." 87 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6; 901.d.6 Y Clearing DCO Value CROSS-PRODUCT "Indication if the trade will be cleared, and where." R Text 200 """false"" or LEI of clearer" F226TOH6YD6XJB17KS62 "Options and Variance Swaps - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is Not Applicable. For all other transactions it is Optional. " 88 Existing Primary 901.c.7; 907.a.4 Y Inter-Affiliate CROSS-PRODUCT Indicate whether the transaction is between two affiliated entities. R Boolean 0 "true, false" TRUE 89 Existing Primary 901.c.7;907.a.4 Y Non Standard Flag CROSS-PRODUCT "Provides an indication that the transaction has one or more additional term(s) or provision(s) not indicated that materially affect(s) the price of the reportable swap transaction. " R Text 5 "true, false" TRUE 90 New Primary 901.c.7;907.a.4 Y Pricing context CROSS-PRODUCT Identifies characteristic or circumstance that makes the trade off-market. O Text 200 "ClearingForcedTrade, DefaultTransaction, PackageOrBespoke" ClearingForcedTrade 91 Existing Primary 901.c.7; 907.a.4 Y Compressed Trade CROSS-PRODUCT Indication that the trade is as a result of a compression event R Text 5 "true, false" TRUE 92 Existing Secondary 901.d.1 N Party 1 Prefix CROSS-PRODUCT "Prefix for the ID in the Trade Party 1 Value field. This field will be used to validate the value provided in ""Trade Party 1 Value""" R Text 40 "Internal, LEI" LEI "If Trade Party 1 Role = ""SBSD"" or ""MSBSP"", then Trade Party 1 Prefix must be ""LEI""" "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 93 Existing Secondary 901.d.1 N Party 1 Value CROSS-PRODUCT The ID of Trade Party 1 associated to the Trade Party 1 Prefix. R Text 200 7LTWFZYICNSX8D621K86 "If Party 1 Prefix is populated with ""LEI"", then the Party 1 Value must be populated with a valid LEI (digit check 20 characters). If Party 1 Prefix is populated with ""Internal"", then the Party 1 Value (client assigned internal ID) and Party 1 Name must be populated. " 94 Existing Secondary 901.d.1 N Party 2 Prefix CROSS-PRODUCT "Prefix for the ID in the Trade Party 2 Value field. This field will be used to validate the value provided in ""Trade Party 2 Value""" R Text 40 "Internal, LEI" LEI "If Trade Party 2 Role = ""SBSD"" or ""MSBSP"", then Trade Party 2 Prefix must be ""LEI""" "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 95 Existing Secondary 901.d.1 N Party 2 Value CROSS-PRODUCT The ID of Trade Party 2 associated to the Trade Party 2 Prefix. R Text 200 7LTWFZYICNSX8D621K86 "If Party 2 Prefix is populated with ""LEI"", then the Party 2 Value must be populated with a valid LEI (digit check 20 characters). If Party 2 Prefix is populated with ""Internal"", then the Party 2 Value (client assigned internal ID) and Party 2 Name must be populated. " 96 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Prefix CROSS-PRODUCT "The Prefix for the ID in the ""Indirect counterparty ID - Party 1 Value"" field. This field will be used to validate the value provided in ""Indirect counterparty ID - Party 1 Value"" " O Text 40 "Internal, LEI" LEI 97 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Value CROSS-PRODUCT The ID of the Indirect Counterparty of Trade Party 1 Value O Text 200 B4TYDEB6GKMZO031MB27 98 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Prefix CROSS-PRODUCT "The Prefix for the ID in the ""Indirect counterparty ID - Party 2 Value"" field. This field will be used to validate the value provided in ""Indirect counterparty ID - Party 2 Value"" " O Text 40 "Internal, LEI" LEI 99 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Value CROSS-PRODUCT The ID of the Indirect Counterparty of Trade Party 2 Value O Text 200 7LTWFZYICNSX8D621K86 100 Existing Secondary 901.d.1 N Name of Trade Party 1 CROSS-PRODUCT Legal Name of Party 1 C Text 200 ABC Corporation 101 Existing Secondary 901.d.1 N Name of Trade Party 2 CROSS-PRODUCT Legal Name of Party 2 C Text 200 XYZ Firm 102 Existing Secondary 901.d.2 N Broker Id Party 1 Prefix CROSS-PRODUCT Prefix of the Broker for Trade Party 1 if applicable. C Text 200 LEI LEI "Conditional: Required when Broker ID Party 1 Value is provided Otherwise, Not Applicable." 103 Existing Secondary 901.d.2 N Broker Id Party 1 Value CROSS-PRODUCT Indicates the LEI of the Broker for Trade Party 1 if applicable. O Text 200 LEI only acceptable value 549300LRSNKYDM4Q4635 104 Existing Secondary 901.d.2 N Broker Id Party 2 Prefix CROSS-PRODUCT Prefix of the Broker for Trade Party 2 if applicable. C Text 200 LEI LEI "Conditional: Required when Broker ID Party 2 Value is provided Otherwise, Not Applicable. " 105 Existing Secondary 901.d.2 N Broker Id Party 2 Value CROSS-PRODUCT Indicates the LEI of the Broker for Trade Party 2 if applicable. O Text 200 LEI only acceptable value 549300LRSNKYDM4Q4635 106 Existing Secondary 901.d.2 N Desk ID Party 1 CROSS-PRODUCT The client assigned identifier for the Desk ID of Trade Party 1. O Text 40 A128HJ 107 Existing Secondary 901.d.2 N Desk ID Party 2 CROSS-PRODUCT The client assigned identifier for the Desk ID of Trade Party 2. O Text 40 KIU89IKS 108 Existing Secondary 901.d.2 N Execution Agent Party 1 Prefix CROSS-PRODUCT Prefix of the execution agent party 1 value if applicable. C Text 200 LEI LEI "Conditional: Required when Execution Agent ID Party 1 Value"" field contains an LEI. Otherwise, Not Applicable. ""LEI"" only acceptable value" 109 Existing Secondary 901.d.2 N Execution Agent Party 1 Value CROSS-PRODUCT LEI of execution agent. O Text 200 LEI only acceptable value 549300LRSNKYDM4Q4635 110 Existing Secondary 901.d.2 N Execution Agent Party 2 Prefix CROSS-PRODUCT Prefix of the execution agent party 2 value if applicable. C Text 200 LEI LEI "Conditional: Required when Execution Agent ID Party 2 Value"" field contains an LEI. Otherwise, Not Applicable. ""LEI"" only acceptable value" 111 Existing Secondary 901.d.2 N Execution Agent Party 2 Value CROSS-PRODUCT LEI of execution agent. O Text 200 LEI only acceptable value 549300LRSNKYDM4Q4635 112 New Secondary 901.d.2 N Branch ID Location Party 1 CROSS-PRODUCT The location of the Branch for Trade Party 1 O Text 40 2-digit ISO country code (ISO 3166-3) - 2-digit ISO Subdivision code (ISO 3166-2) - number US-NY-1 The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location. 113 New Secondary 901.d.2 N Branch ID Location Party 2 CROSS-PRODUCT The location of the Branch for Trade Party 2 O Text 40 2-digit ISO country code (ISO 3166-3) - 2-digit ISO Subdivision code (ISO 3166-2) - number US-NY-2 The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location. 114 Existing Secondary 901.d.2 N Trader ID Party 1 CROSS-PRODUCT ID of the Trader for Party 1 C Text 40 ABC123 115 Existing Secondary 901.d.2 N Trader ID Party 2 CROSS-PRODUCT ID of the Trader for Party 2 C Text 40 XYZ456 116 Existing Secondary 901.d.3 N Buyer Prefix CROSS-PRODUCT Prefix for the LEI in the Buyer value field. R Text 40 "Internal, LEI" LEI 117 Existing Secondary 901.d.3 N Buyer Value CROSS-PRODUCT "For swaps, the LEI of the Trade Party buying protection. For Swaptions, the LEI of the Trade Party paying the premium." R Text 200 B4TYDEB6GKMZO031MB27 Buyer value must match either Trade Party 1 Value or Trade Party 2 Value. 118 Existing Secondary 901.d.3 N Day Count Convention Structured Product Determination of the number of days in the accrual period for the transaction to calculate the interest payment. C Text 20 "1/1, 30/360, 30E/360, 30E/360.ISDA, ACT/360, ACT/365.FIXED, ACT/365L, ACT/ACT.AFB, ACT/ACT.ICMA, ACT/ACT.ISDA, ACT/ACT.ISMA, BUS/252" 30/160 "Conditional; Optional when transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction; Otherwise, Not Applicable." 119 Existing Secondary 901.d.3 N Equity Leg Valuation Dates ES-PSA-CFD List of dates to value the equity or reset dates C Date 10 YYYY-MM-DD 2016-01-01 "For ES-PSA-CFD and when Transaction Type is ""amendment"", ""corporateaction"", ""novation trade"", ""trade"": Conditional; Not Allowed when Equity Leg Valuation Frequency Period is populated; Optional when Allocation Indicator has a value of ""PreAllocation""; Otherwise, Required. For other product types, not applicable " 120 Existing Secondary 901.d.3 N Equity Leg Valuation Frequency Period ES-PSA-CFD Equity leg reset frequency C Text 1 "M, D, W, Y,T" M "ES-PSA-CFD: When transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction this field is Conditional; Not Allowed when Equity Leg Valuation Dates are populated; Otherwise, Optional when Allocation Indicator has a value of ""PreAllocation""; Otherwise, Required. When transaction type is Increase or Termination this field is Optional, for Novation it is Not Applicable." 121 Existing Secondary 901.d.3 N Equity Leg Valuation Frequency Period Multiplier ES-PSA-CFD Equity leg reset frequency multiplier C Numeric 6 3 "ES-PSA-CFD: Conditional; Required when Equity Leg Valuation Frequency Period is populated; Otherwise, Not Applicable." 122 Existing Secondary 901.d.3 N Fee Out ES-PSA-CFD "This is an at end of swap payment the buyer pays. If Fee Out specifies an amount in Basis Points to be paid by the non-equity payer. Mainly used with AEJ MCAs)" C Numeric 30 10 1234.12 "ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional." 123 Existing Secondary 901.d.3 N Fixed Amount Payer Prefix Dividend Swap Prefix for the ID in the Fixed amount payer value field. C Text 200 "Internal, LEI" LEI Conditional; required when Fixed Amount Payer Value is provided 124 Existing Secondary 901.d.3 N Fixed Amount Payer Value Dividend Swap This field specifies the Party that pays the fixed amount. C Text 200 B4TYDEB6GKMZO031MB27 "Dividend Swap: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Required. This field must match to either Trade Party 1 or Trade Party 2" 125 Existing Secondary 901.d.3 N Fixed Amount Receiver Prefix Dividend Swap Prefix for the ID in the Fixed amount receiver value field. C Text 200 "Internal, LEI" LEI Conditional; required when Fixed Amount Receiver Value is provided 126 Existing Secondary 901.d.3 N Fixed Amount Receiver Value Dividend Swap This field specifies the Party that receives the fixed amount. C Text 200 B4TYDEB6GKMZO031MB27 "Divident Swap: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Required. This field must match either Party 1 or Party 2" 127 Existing Secondary 901.d.3 N Lifecycle Amount Payer Prefix Dividend Swap Prefix for the ID in the Lifecycle amount payer value field. C Text 200 "Internal, LEI" LEI Conditional; required when Lifecycle Amount Payer Value is provided 128 Existing LifeCycle 901.d.3 N Lifecycle Amount Payer Value CROSS-PRODUCT The party paying the lifecycle payment amount. C Text 200 B4TYDEB6GKMZO031MB27 "When transaction type is Amendment, Increase, Termination, CorporateAction or Exercise (if applicable) this field is Conditional, Required when the Lifecycle Payment Amount is populated; Otherwise, Not Applicable; For all other transactions this field is Not Applicable. This field must match to either Party 1 or Party 2" 129 Existing LifeCycle 901.d.3 N Lifecycle Amount Receiver Prefix CROSS-PRODUCT Prefix for the ID in the Lifecycle amount receiver value field. C Text 200 "Internal, LEI" LEI Conditional; required when Lifecycle Amount Receiver Value is provided 130 Existing LifeCycle 901.d.3 N Lifecycle Amount Receiver Value CROSS-PRODUCT The party paying the lifecycle payment amount. C Text 200 B4TYDEB6GKMZO031MB27 "When transaction type is Amendment, Increase, Termination, CorporateAction or Exercise (if applicable) this field is Conditional, Required when the Lifecycle Payment Amount is populated; Otherwise, Not Applicable; For all other transactions this field is Not Applicable. This field must match to either Party 1 or Party 2" 131 Existing Secondary 901.d.3 N Optional Early Termination Indicator ES-PSA-CFD Indicates if Early Termination is applicable on the transaction C Text 5 "true, false" TRUE "ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Optional." 132 Existing Secondary 901.d.3 N Premium Payer Prefix Structured Product Prefix for the ID in the premium payer field. C Text 200 "Internal, LEI" LEI Conditional; required when premium payer Value is provided 133 Existing Secondary 901.d.3 N Premium Payer Value Structured Product The ID of the Premium Payer associated to the Premium Payer Prefix. C Text 200 B4TYDEB6GKMZO031MB27 "Structured Products: Conditional; Optional when Premium Amount is populated; Otherwise, Not Applicable" 134 Existing Secondary 901.d.3 N Underlying Asset Equity Amount Payer Prefix ES-PSA-CFD Prefix for the ID in the Underlying Asset Equity Amount Payer value field. C Text 200 "Internal, LEI" LEI Conditional; required when Underlying Asset Equity Amount Payer value is provided 135 Existing Secondary 901.d.3 N Underlying Asset Equity Amount Payer Value ES-PSA-CFD Payer of performance for an specific equity underlier C Text 200 B4TYDEB6GKMZO031MB27 ES-PSA-CFD: This field must match to either Trade Party 1 or Trade Party 2 136 Existing Secondary 901.d.3 N Underlying Asset Equity Amount Receiver Prefix ES-PSA-CFD Prefix for the ID in the Underlying Asset Equity Amount Receiver value field. C Text 200 "Internal, LEI" LEI Conditional; required when Underlying Asset Equity Amount Receiver value is provided 137 Existing Secondary 901.d.3 N Underlying Asset Equity Amount Receiver Value ES-PSA-CFD Party that receives the performance the equity leg (per underlier) C Text 200 B4TYDEB6GKMZO031MB27 ES-PSA-CFD: This field must match to either Trade Party 1 or Trade Party 2 138 Existing Secondary 901.d.3 N Underlying Asset Floating Amount Payer Prefix ES-PSA-CFD Prefix for the ID in the Underlying Asset Floating Amount Payer value field. C Text 200 "Internal, LEI" LEI Conditional; required when Underlying Asset Floating Amount Payer value is provided 139 Existing Secondary 901.d.3 N Underlying Asset Floating Amount Payer Value ES-PSA-CFD Party that pays the funding leg C Text 200 7LTWFZYICNSX8D621K86 ES-PSA-CFD: This field must match to either Trade Party 1 or Trade Party 2 140 Existing Secondary 901.d.3 N Underlying Asset Floating Amount Receiver Prefix ES-PSA-CFD Prefix for the ID in the Underlying Asset Floating Amount Receiver value field. C Text 200 "Internal, LEI" LEI Conditional; required when Underlying Asset Floating Amount Receiver value is provided 141 Existing Secondary 901.d.3 N Underlying Asset Floating Amount Receiver Value ES-PSA-CFD Party receiving the funding leg payment C Text 200 7LTWFZYICNSX8D621K86 ES-PSA-CFD:This field must match to either Trade Party 1 or Trade Party 2 142 Existing Secondary 901.d.4 N Master Agreement Date CROSS-PRODUCT The date of the agreement executed between the parties to the trade and intended to govern all applicable Equity derivatives transactions between those parties. C Date 10 YYYY-MM-DD 2016-01-01 "Conditional; Not Applicable when Master Agreement Type has a value of ""None"" or it is blank; Otherwise, Optional." 143 Existing Secondary 901.d.4 N Master Agreement Type CROSS-PRODUCT The type of the agreement executed between the parties to the trade and intended to govern all applicable Equity derivatives transactions between those parties. R Text 75 "Free text or ""None""" None 144 Existing Secondary 901.d.4 N Master Agreement Version CROSS-PRODUCT The version of the agreement executed between the parties to the trade and intended to govern all applicable Equity derivatives transactions between those parties. C Text 20 2002 "Conditional; Not Applicable when Master Agreement Type has a value of ""None"" or it is blank; Otherwise, Optional." 145 New Secondary 901.d.4 N Collateral agreement title CROSS-PRODUCT The title of the collateral agreement O Text 200 Credit Support Annex Agreement 146 New Secondary 901.d.4 N Collateral agreement date CROSS-PRODUCT The date of the collateral agreement O Date 10 YYYY-MM-DD 2016-01-01 147 New Secondary 901.d.4 N Other agreement title CROSS-PRODUCT The title of other agreement O Text 200 ISDA2007PartialLookthroughDepositoryReceiptSupplement 148 New Secondary 901.d.4 N Other agreement date CROSS-PRODUCT The date of other agreement O Date 10 YYYY-MM-DD 2014-01-01 149 Existing Secondary 901.d.4 N MCA Date Dividend Swap; ES-PSA-CDS;Forward; Option; Variance Swap The date of the MCA C Date 10 YYYY-MM-DD 2016-01-01 "Conditional; Required when MCA Type is populated; Otherwise, Not Applicable" 150 Existing Secondary 901.d.4 N MCA Type Dividend Swap; ES-PSA-CDS;Forward; Option; Variance Swap The type of MCA C Text 75 Please refer to the Suggest Values MCA Type tab 2004AmericanMCA "Not Applicable for Novation, Increase, Termination or Exercise (if applicable), for all other transactions it is Optional " 151 Existing Secondary 901.d.5 N Futures Price Valuation Option; Variance Swaps Specifies if Futures Price Valuation is applicable to a transaction. C Text 5 "true, false" TRUE "Options and Variance Swaps - This field is Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable." 152 Existing Secondary 901.d.5 N Futures Price ES-PSA-CFD Specifies if Futures Price Valuation is applicable to a transaction. C Text 5 "true, false" TRUE "ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Optional." 153 New Secondary 901.d.7 N Clearing Exception Type CROSS-PRODUCT Indicates the type of clearing exception invoked on the transaction. O Text 40 "Enduserexemption, Affiliateexemption" Enduserexemption 154 Existing Secondary 901.d.7 N Clearing exception party prefix CROSS-PRODUCT Prefix for the Clearing Exception Party Value C Text 20 0 "Internal, LEI" 549300LRSNKYDM4Q4635 "Conditional; Required if Clearing Exception Type = ""Enduserexemption""" 155 Existing Secondary 901.d.7 N Clearing Exception Party Value CROSS-PRODUCT LEI of the Clearing Exception Party for end-user clearing exceptions. C Text 200 549300LRSNKYDM4Q4635 "Conditional, Required if Clearing Exception Party Prefix is submitted. Otherwise, not allowed." 156 Existing Secondary 901.d.8 N Settlement Currency CROSS-PRODUCT The currency of settlement. O Text 3 3-digit ISO currency code (ISO 4217) USD "Conditional; Not Applicable when transaction type is Novation, Increase, Termination or Exercise (if applicable). Otherwise, Optional." 157 Existing Secondary 901.d.8 N Settlement Method CROSS-PRODUCT The settlement terms which apply to the transaction. C Text 15 "Cash, Physical, Cash/Physical, Election" Cash "Conditional; Not Applicable when transaction type is Novation, Increase, Termination or Exercise (if applicable). Otherwise, Optional." 158 Existing Secondary 901.d.8 N Settlement Type Option "For a Cash-settled Option, specifies the Settlement Type for purposes of determining the Option Cash Settlement Amount in respect of a Option Transaction. For a Physically-settled Option this field is not applicable and will not be displayed.0" C Text 20 "Vanilla, Composite, CrossCurrency, Quanto" Vanilla "Option: When transaction type is Novation, Increase, Termination or Exercise this field is Not Applicable. For all other transactions it is Conditional, Not Applicable when Settlement Price Default Election is ?Hedge Execution?; Otherwise, Optional." 159 Existing Secondary 901.d.9 N Execution Venue CROSS-PRODUCT The exchange or execution facility on which the trade was executed. O Text 200 LEI only acceptable value 5493003IUYOH354SNS58 160 Existing Secondary 901.d.9 N Execution Venue Prefix CROSS-PRODUCT The prefix for the execution venue O Text 20 LEI 161 Existing LifeCycle 901.e.1.i N Lifecycle Change in Deal Notional Amount ES-PSA-CFD; Structured Products Identifies the change in deal notional between the previously outstanding and currently outstanding notional. C Numeric 30 10 12345.12 "ES_PSA_CFD - This field is Optional when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable. Structured Products - This field is Optional when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable." 162 Existing LifeCycle 901.e.1.i N Lifecycle Change in Deal Notional Amount Currency ES-PSA-CFD; Structured Products The currency related to the Lifecycle Change in Deal Notional Amount when submitted C Text 3 3-digit ISO currency code (ISO 4217) USD "ES_PSA_CFD and Structured Products - This field is Required when Lifecycle Change in Deal Notional Amount is populated; Otherwise, Not Applicable." 163 Existing LifeCycle 901.e.1.i N Lifecycle Change in Deal Units ES-PSA-CFD; Structured Products Change in number of units for whole deal C Numeric 30 10 50 "ES_PSA_CFD - This field is Optional when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable. Structured Products - This field is Optional when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable." 164 Existing LifeCycle 901.e.1.i N Lifecycle Change in Notional Amount Dividend Swap; Forward; Option Identifies the change in notional between the previously outstanding and currently outstanding notional. C Numeric 30 10 1234.12 "Dividend Swaps and Forwards - This field is Optional when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable. Options - This field is Optional when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable." 165 Existing LifeCycle 901.e.1.i N Lifecycle Change in Notional Amount Currency Dividend Swap The currency related to the Lifecycle Change in Notional Amount when submitted C Text 3 3-digit ISO currency code (ISO 4217) USD "Dividend Swaps, Forwards and Options - This field is Required if Lifecycle Change in Notional Amount is populated; Otherwise, Not Applicable." 166 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset ES-PSA-CFD; Structured Products The underlying asset to be modified on a lifecycle event C Text 50 "Blank is a valid value for ""SingleOther"" or ""Basket"". Freetext is also allowed for ""SingleOther"" or ""Basket""." Basket "ES_PSA_CFD - When transaction type is Novation, Increase or Termination this field is Conditional, Optional if the only Lifecycle Underlying Asset Identifier Type is ""SingleOther"" or ""Basket""; Otherwise, Required. For all other transactions this field is Not Applicable. Structured Products - When transaction type is Novation, Increase, Termination or Exercise this field is Conditional: Optional if Lifecycle Underlying Asset Identifier Type has a value of SingleOther or Basket; Otherwise, Required if Lifecycle Underlying Asset Identifier Type is populated; Otherwise, Not Applicable. For all other transactions this field is Not Applicable." 167 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Identifier Type ES-PSA-CFD; Structured Products "Scheme of the underyler code (ISIN, Bloomberg)" C Text 20 "RIC, SEDOL, ISIN, Valoren, CUSIP, Bloomberg, SingleOther ( a generic name for any Single Reference underlying), Basket (firm specific multi component underlying), ""SICC""" RIC "ES_PSA_CFD - When transaction type is Novation, Increase or Termination this field is Conditional, Optional if Product ID Value has a value of Equity:Other or Basket; Otherwise, Not Applicable. For all other transactions this field is Not Applicable. Structured Products - When transaction type is Novation, Increase, Termination or Exercise this field is Conditional: Optional if Lifecycle Underlying Asset Identifier Type has a value of SingleOther or Basket; Otherwise, Required if Lifecycle Underlying Asset Identifier Type is populated; Otherwise, Not Applicable. For all other transactions this field is Not Applicable." 168 Existing LifeCycle 901.e.1.i N Event Processing ID CROSS-PRODUCT "Indicates when the trade is part of a multi-transaction event (e.g. credit event, compression). " O Text 40 Alphanumeric value CREDITEVENT_01 169 Existing LifeCycle 901.e.1.i N Execution Timestamp CROSS-PRODUCT The date and time of execution of the post trade transaction. C DateTime 20 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z Required for any post trade event 170 Existing LifeCycle 901.e.1.i N Lifecycle Change in Number of Options Option Identifies the change in Number of Options between the previously outstanding and currently outstanding notional. C Numeric 30 10 50 "Option: Conditional; Required when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable." 171 Existing LifeCycle 901.e.1.i N Lifecycle Change in Number of Shares/Baskets Dividend Swap Identifies the change in Number of Shares/Baskets between the previously outstanding and currently outstanding notional. C Numeric 30 10 50 "Dividend Swap: Conditional; Required when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable." 172 Existing LifeCycle 901.e.1.i N Lifecycle Change in Number of Units/Shares Forward Identifies the change in Number of Units/Shares between the previously outstanding and currently outstanding notional. C Numeric 30 10 50 "Forwards: Conditional; Required when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable." 173 Existing LifeCycle 901.e.1.i N Lifecycle Change in Underlying Asset Number of Units/Shares ES-PSA-CFD Identifies the change in Underlying Asset Units/Shares between the previously outstanding and currently outstanding notional. C Numeric 30 10 50 "ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Conditional, Required when Lifecycle Change in Underlying Asset Notional and Lifecycle Change in Deal Notional are not populated; Otherwise, Optional. For all other transactions this field is Not Applicable. " I do not see these fields on any cftc report 174 Existing LifeCycle 901.e.1.i N Lifecycle Change in Variance Amount Variance Swap Identifies the change in notional between the previously outstanding and currently outstanding Vega Amount. C Numeric 30 10 1234.12 "Variance Swap: When transaction type is Novation, Increase or Termination this field is Conditional, Required when Lifecycle Change in Vega Notional is not populates; Otherwise, Optional. For all other transactions this field is Not Applicable. " I do not see these fields on any cftc report 175 Existing LifeCycle 901.e.1.i N Lifecycle Change in Vega Notional Variance Swap Identifies the change in notional between the previously outstanding and currently outstanding Vega Notional C Numeric 30 10 12345.12 "Variance Swap: When transaction type is Novation, Increase or Termination this field is Conditional, Required when Lifecycle Change in Variance Amount is not populated; Otherwise, Optional. For all other transactions this field is Not Applicable. " I do not see these fields on any cftc report 176 Existing LifeCycle 901.e.1.i N Lifecycle Change in Vega Notional Currency Variance Swap The currency related to the Lifecycle Change in Vega Notional Currency when submitted C Text 3 3-digit ISO currency code (ISO 4217) USD "Variance Swap: Conditional; Optional when transaction type is Amendment, Novation, Increase, Termination, CorporateAction or Exercise (if applicable); Otherwise, Not Applicable." 177 Existing LifeCycle 901.e.1.i N Lifecycle Event CROSS-PRODUCT Describes the event type of the record being submitted. C Text 50 "Enumerated values: ? Trade** ? Termination* ? Increase ? Exercise ? Novation ? Novation-Trade ? CorporateAction ? Amendment ? Modify ? Cancel ? Backload ? ValuationUpdate (not supported on Exit) ? Reset ? Error (supported only on Exit) or FPML value RaisedInError (in withdrawal message) ? Compression (supported only on Exit) or FPML value PortfolioCompression (in withdrawal message) ? Termination* with compressed trade indicator = true indicates compression event ? Trade** with compressed trade indicator = true indicates Compressed Trade" Termination Required for any post trade events submitted on Snapshot messages. 178 Existing LifeCycle 901.e.1.i N Lifecycle Payment Amount CROSS-PRODUCT Payment by one of the parties for the right to transact this event. C Numeric 30 10 12345.12 "Conditional; Optional when transaction type is Amendment, Increase, Termination, CorporateAction or Exercise (if applicable); Otherwise, Not Applicable." 179 Existing LifeCycle 901.e.1.i N Lifecycle Payment Amount Currency CROSS-PRODUCT The currency related to the Lifecycle Payment Amount C Text 3 3-digit ISO currency code (ISO 4217) USD "Conditional; Required when Lifecycle Payment Amount is populated; Otherwise, Not Applicable" 180 Existing LifeCycle 901.e.1.i N Lifecycle Payment Date CROSS-PRODUCT The payment date for the lifecycle event C Date 10 YYYY-MM-DD 2016-01-01 "Conditional; Required when the Lifecycle Payment Amount is populated; Otherwise, Not Applicable." 181 Existing LifeCycle 901.e.1.i N Lifecycle Transaction Date CROSS-PRODUCT The execution date of the lifecycle event C Date 10 YYYY-MM-DD 2016-01-01 "Conditional; Not Applicable when transaction type is Trade or Novation-Trade; Otherwise, Required." 182 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Equity Amount Payer Prefix ES-PSA-CFD Prefix for the ID in the Lifecycle Underlying Asset Equity Amount Payer value field. C Text 200 "Internal, LEI" LEI C; required when Lifecycle Underlying Asset Equity Amount Payer value is provided 183 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Equity Amount Payer Value ES-PSA-CFD Payer of performance for an specific equity underlier C Text 200 B4TYDEB6GKMZO031MB27 This field must match either Party 1 or Party 2 184 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Equity Amount Receiver Prefix ES-PSA-CFD Prefix for the ID in the Lifecycle Underlying Asset Equity Amount Receiver value field. C Text 200 "Internal, LEI" LEI C; required when Lifecycle Underlying Asset Equity Amount Receiver value is provided 185 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Equity Amount Receiver Value ES-PSA-CFD Receiver of performance for an specific equity underlier C Text 200 B4TYDEB6GKMZO031MB27 This field must match either Party 1 or Party 2 186 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Initial Price ES-PSA-CFD "This field represents the price per share/unit of that were increase or decreased due to this event. On Equity Swap (any), PSA (any) or CFD (any) more than one value may be specified by separating the values with a semicolon." C Numeric 30 10 1234.12 "ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Conditional, Not Allowed when Lifecycle Underlying Asset Initial Price Election is populated; Otherwise, Optional. For all other transactions this field is Not Applicable. " 187 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Initial Price Currency ES-PSA-CFD The currency of the Lifcycle Underlying Asset Initial Price C Text 3 3-digit ISO currency code (ISO 4217) 1234.12 "ES-PSA-CFD: Conditional, Required when Lifecycle Underlying Asset Initial Price is populated; Otherwise, Not Applicable." 188 Existing LifeCycle 901.e.1.i N Lifecycle Underlying Asset Initial Price Election ES-PSA-CFD Method to identify the Lifecycle Underlying Asset Initial Price C Text 40 "HedgeExecution, AgreedInitialPrice, VWAP, TWAP, Close" HedgeExecution "ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Conditional, Not Allowed when Lifecycle Underlying Asset Initial Price is populated; Otherwise, Optional. For all other transactions this field is Not Applicable. " 189 Existing Secondary 901.e.1.i N Party 1 Event ID CROSS-PRODUCT A value provided by the user representing the lifecycle event for party 1. C Text 40 EVENTID1 "Conditional; Not Applicable when transaction type is Trade or Novation-Trade; Otherwise, Required." 190 Existing Secondary 901.e.1.i N Party 2 Event ID CROSS-PRODUCT A value provided by the user representing the lifecycle event for party 2. C Text 40 EVENTID2 "Conditional; Not Applicable when transaction type is Trade or Novation-Trade; Otherwise, Required." 191 Existing LifeCycle 901.e.1.i N Prior UTI CROSS-PRODUCT "Indicates the prior transaction ID of a swap resulting from an allocation, termination, novation, assignment, compression or clearing. " O Text 200 200 alphanumeric string ANC03032814582568647972480698046 192 Existing GTR 901.e.1.i N Process Date Time CROSS-PRODUCT Used to order modification of the same messages C DateTime 20 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z "Conditional; Required when message type is PET, Confirm or PET-Confirm; Otherwise, Not Applicable." 193 Existing LifeCycle 901.e.1.i N Remaining Party Prefix CROSS-PRODUCT The Prefix for the ID value submitted in Remaining Party Value. C Text 40 "Internal, LEI" LEI Conditional; Required when transaction type is Novation-Trade or Novation. For all other transactions it is Not Applicable. 194 Existing LifeCycle 901.e.1.i N Remaining Party Value CROSS-PRODUCT The ID for the Remaining Party. This field represents the remaining party of a novated or assigned trade. C Text 200 5493003IUYOH354SNS58 "Conditional; Required when Remaining Party Prefix is populated; Otherwise, Not Applicable. Remaining Party must match either Trade Party 1 or Trade Party 2" 195 Existing GTR 901.e.1.i N Transaction Type CROSS-PRODUCT "The Type of Transaction being submitted, whether for a new submission or post trade event. " R Text 20 "Trade, Amendment, Novation, Increase, Termination, Novation-Trade, Exercise, CorporateAction, GlobalCancel, Exit,Historical, HistoricalExpired, Backload" Trade 196 Existing LifeCycle 901.e.1.i N Transferee (EE) Prefix CROSS-PRODUCT The Prefix for the ID value submitted in 'Transferee value'. C Text 200 "Internal, LEI" LEI Conditional; Required when transaction type is Novation-Trade. For all other transactions it is Not Applicable. 197 Existing LifeCycle 901.e.1.i N Transferee (EE) Value CROSS-PRODUCT The ID of the Transferee. This field represents the Trade Party that steps into an existing trade as a result of a novation or assignment. C Text 200 5493003IUYOH354SNS58 "Conditional; Required when Transferee (EE) Prefix is populated; Otherwise, Not Applicable. Transferee must match either Trade Party 1 or Trade Party 2" 198 Existing LifeCycle 901.e.1.i N Transferor (OR) Prefix CROSS-PRODUCT The Prefix for the ID value submitted in 'Transferor value'. C Text 200 "Internal, LEI" LEI Conditona; Required when transaction type is Novation. For all other transactions it is Not Applicable. 199 Existing LifeCycle 901.e.1.i N Transferor (OR) Value CROSS-PRODUCT "The ID of the Transferor. This field represents the Trade Party that has assigned or novated the trade to the Transferee. This is the ""step-out"" party of the original trade." C Text 200 5493003IUYOH354SNS58 "Conditional; Required when Transferor (OR) Prefix is populated; Otherwise, Not Applicable. Transferor must match either Trade Party 1 or Trade Party 2" 200 Existing Secondary 901.g; 901.d.10; 901.e.2 N UTI CROSS-PRODUCT Unique transaction Identifier assigned to a swap. R Text 200 200 alphanumeric string ANC03032814582568647972480698046 201 Existing GTR 902.c.7 N Allocation Indicator CROSS-PRODUCT An indication that the swap is a post-allocation or a pre-allocation swap. O Text 20 0 "PreAllocation, PostAllocation" PreAllocation 202 Existing GTR 13n?5(b)(1)(iii) N Confirmation Type CROSS-PRODUCT "Indicates if the PET or Confirmation submission is a paper document or an electronic document. ""Not Confirmed"" indicates a transaction that will not have a confirmation (i.e. internal trade)." R Text 20 "Electronic, NonElectronic, NotConfirmed, NonConfirmed" Electronic 203 Existing GTR 13n?5(b)(1)(iii) N Data Submitter Prefix CROSS-PRODUCT "Prefix for the value provided in the ""Data Submitter value""." R Text 40 LEI 204 Existing GTR 13n?5(b)(1)(iii) N Data Submitter Value CROSS-PRODUCT The LEI for the Submitter. R Text 200 B4TYDEB6GKMZO031MB27 205 Existing GTR DDR required Y Action CROSS-PRODUCT "This is a DTCC control field, which describes the action to be applied to the trade message." R Text 10 New / Modify / Cancel New 206 Existing GTR DDR required N As of Date/Time CROSS-PRODUCT This is the timestamp that the user is providing for the lifecycle event or new transaction. C DateTime 20 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z "Required when message type is Snapshot; Otherwise, Not Applicable." This field is used by the SBSDR for sequencing to build the current state of the transaction record. 207 Existing GTR DDR required N Message ID CROSS-PRODUCT This field allows a client to submit their own message ID for internal purposes. O Text 256 123456ABC65A 208 Existing GTR DDR required N Message Type CROSS-PRODUCT "This field will describe the type of TR message being submitted (Confirmation, PET, Realtime, Snapshot etc.)." R Text 20 0 "RT, PET, Confirm, Snapshot, PET-Confirm, Verification" PET 209 Existing GTR DDR required N Party 1 Reporting Obligation CROSS-PRODUCT This field identifies the regulator the submitter has requested the message be sent to. C Text 100 SEC SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated """SEC*"" is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: ""the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps.""" 210 Existing GTR DDR required N Party 2 Reporting Obligation CROSS-PRODUCT This field identifies the regulator the submitter has requested the message be sent to. C Text 100 SEC SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated """SEC*"" is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: ""the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps.""" 211 Existing GTR DDR required N SendTo CROSS-PRODUCT Used for routing messages to DTCC's GTR data centers. O Text 10 "DTCCGTR, DTCCUS, DTCCEU,DTCCSG" DTCCUS 212 Existing GTR DDR required N Submitted For Prefix CROSS-PRODUCT The Prefix for the Submitted for Value R Text 40 LEI 213 Existing GTR DDR required N Submitted For Value CROSS-PRODUCT The ID of the party the transaction is submitted for. R Text 200 7LTWFZYICNSX8D621K86 214 Existing GTR DDR required N Version CROSS-PRODUCT An indication of the version of the message specification(s) under which this submission has been constructed. The version number is comprised of the cross-asset spec version number and the asset class specific version number. A blank value will default to the version CA3.0EQ2.0 O Text 20 Valid value is CA4.0EQ3.0 CA4.0EQ3.0 GTR Product ID Value Base Product Sub-Product Transaction type Equity:Swap:PriceReturnBasicPerformance:SingleName Swap Price Return Basic Performance Single Name Equity:Swap:PriceReturnBasicPerformance:SingleIndex Swap Price Return Basic Performance Single Index Equity:Swap:PriceReturnBasicPerformance:Basket Swap Price Return Basic Performance Basket Equity:Swap:ParameterReturnDividend:SingleName Swap Parameter Return Dividend Single Name Equity:Swap:ParameterReturnDividend:SingleIndex Swap Parameter Return Dividend Single Index Equity:Swap:ParameterReturnDividend:Basket Swap Parameter Return Dividend Basket Equity:Swap:ParameterReturnVariance:SingleName Swap Parameter Return Variance Single Name Equity:Swap:ParameterReturnVariance:SingleIndex Swap Parameter Return Variance Single Index Equity:Swap:ParameterReturnVariance:Basket Swap Parameter Return Variance Basket Equity:Swap:ParameterReturnVolatility:SingleName Swap Parameter Return Volatility Single Name Equity:Swap:ParameterReturnVolatility:SingleIndex Swap Parameter Return Volatility Single Index Equity:Swap:ParameterReturnVolatility:Basket Swap Parameter Return Volatility Basket Equity:PortfolioSwap:PriceReturnBasicPerformance:SingleName Portfolio Swap Price Return Basic Performance Single Name Equity:PortfolioSwap:PriceReturnBasicPerformance:SingleIndex Portfolio Swap Price Return Basic Performance Single Index Equity:PortfolioSwap:PriceReturnBasicPerformance:Basket Portfolio Swap Price Return Basic Performance Basket Equity:ContractForDifference:PriceReturnBasicPerformance:SingleName Contract For Difference Price Return Basic Performance Single Name Equity:ContractForDifference:PriceReturnBasicPerformance:SingleIndex Contract For Difference Price Return Basic Performance Single Index Equity:ContractForDifference:PriceReturnBasicPerformance:Basket Contract For Difference Price Return Basic Performance Basket Equity:Option:PriceReturnBasicPerformance:SingleName Option Price Return Basic Performance Single Name Equity:Option:PriceReturnBasicPerformance:SingleIndex Option Price Return Basic Performance Single Index Equity:Option:PriceReturnBasicPerformance:Basket Option Price Return Basic Performance Basket Equity:Option:ParameterReturnDividend:SingleName Option Parameter Return Dividend Single Name Equity:Option:ParameterReturnDividend:SingleIndex Option Parameter Return Dividend Single Index Equity:Option:ParameterReturnDividend:Basket Option Parameter Return Dividend Basket Equity:Option:ParameterReturnVariance:SingleName Option Parameter Return Variance Single Name Equity:Option:ParameterReturnVariance:SingleIndex Option Parameter Return Variance Single Index Equity:Option:ParameterReturnVariance:Basket Option Parameter Return Variance Basket Equity:Option:ParameterReturnVolatility:SingleName Option Parameter Return Volatility Single Name Equity:Option:ParameterReturnVolatility:SingleIndex Option Parameter Return Volatility Single Index Equity:Option:ParameterReturnVolatility:Basket Option Parameter Return Volatility Basket Equity:Forward:PriceReturnBasicPerformance:SingleName Forward Price Return Basic Performance Single Name Equity:Forward:PriceReturnBasicPerformance:SingleIndex Forward Price Return Basic Performance Single Index Equity:Forward:PriceReturnBasicPerformance:Basket Forward Price Return Basic Performance Basket Equity:Other Other "Price Return Basic Performance Sub-product includes instruments such as vanilla options, 1-Delta, EFS, TRS etc." The Other Sub-product includes structured and exotic Suggested Master Confirmation Agreement (MCA) Values Product Master Confirmation Type Equity Option 2004EquityEuropeanInterdealer' Equity Option EquityAmericas' Equity Option' EquityAsia' Equity Option EquityEuropean' Equity Option EquityOptionAEJPrivate' Equity Option EquityOptionAmericasPrivate' Equity Option 'EquityOptionEMEAPrivate' Equity Option 'EquityOptionEuropePrivate' Equity Option 'EquityOptionGlobalPrivate' Equity Option 'EquityOptionPanAsiaPrivate' Equity Option GlobalMCA' Equity Option ISDA2004EquityAmericasInterdealer' Equity Option 'ISDA2005EquityAsiaExcludingJapanInterdealer' Equity Option 'ISDA2005EquityJapaneseInterdealer' Equity Option 'ISDA2007EquityEuropean' Equity Option 'ISDA2008EquityAmericas' Equity Option 'ISDA2008EquityAsiaExcludingJapan' Equity Option ISDA2008EquityJapanese' Equity Option 'ISDA2009EquityAmericas' Equity Option 'ISDA2010EquityEMEAInterdealer' Variance Swap 2005VarianceSwapEuropeanInterdealer' Variance Swap EquityAmericas' Variance Swap EquityAsia' Variance Swap EquityEuropean' Variance Swap GlobalMCA' Variance Swap ISDA2004EquityAmericasInterdealer' Variance Swap ISDA2006VarianceSwapJapaneseInterdealer' Variance Swap ISDA2007VarianceSwapAmericas' Variance Swap ISDA2007VarianceSwapAsiaExcludingJapan' Variance Swap ISDA2007VarianceSwapEuropean' Dividend Swap '2006DividendSwapEuropeanInterdealer' Dividend Swap 'DividendSwapAmericasPrivate' Dividend Swap EquityAmericas' Dividend Swap EquityAsia' Dividend Swap EquityEuropean' Dividend Swap GlobalMCA' Dividend Swap 'ISDA2008DividendSwapJapan' Dividend Swap 'ISDA2008DividendSwapJapaneseRev1' Equity Swap EquityAmericas' Equity Swap EquityAsia' Equity Swap EquityEuropean' Equity Swap 'EquitySwapAEJPrivate' Equity Swap 'EquitySwapAmericasPrivate' Equity Swap 'EquitySwapEuropePrivate' Equity Swap GlobalMCA' Equity Swap 'ISDA2004EquityAmericasInterdealer' Equity Swap 'ISDA2005EquitySwapAsiaExcludingJapanInterdealer' Equity Swap 'ISDA2007EquityEuropean' Equity Swap 'ISDA2007EquityFinanceSwapEuropean' Equity Swap 'ISDA2008EquityFinanceSwapAsiaExcludingJapan' Equity Swap 'ISDA2009EquityEuropeanInterdealer' Equity Swap 'ISDA2009EquityEuropeanInterdealer' Equity Swap 'ISDA2009EquitySwapAmericas' Equity Swap 'ISDA2009EquitySwapPanAsia' v16 Added valid values for clearing DCO v16 Added validation rule for party 1 prefix and party 2 prefix v16 Added enumerations for lifecycle event v16 Added valid values for clearing exception type v16 "Updated party 1 name and party 2 name to ""name of trade party 1 / 2""" v16 Added field clearing exception party prefix v17 Added inter-affiliate and compressed trade fields v18 "Added Clearing DCO Prefix, Broker Id Party 1 / 2 Prefix, Execution agent party 1 /2 prefix, trade party 1 /2 branch prefix" v18 "Added fixed amount payer prefix, Fixed Amount Receiver Prefix,Lifecycle Amount Payer Prefix, Lifecycle Amount Receiver Prefix,Premium Payer Prefix, Underlying Asset Equity Amount Payer Prefix, Underlying Asset Equity Amount Receiver Prefix, Underlying Asset Floating Amount Payer Prefix, Underlying Asset Floating Amount Receiver Prefix, Lifecycle Underlying Asset Equity Amount Payer Prefix, Lifecycle Underlying Asset Equity Amount Receiver Prefix, execution venue prefix. Change to validation rules for clearing exeption party prefix and value. " v19 Removed Off Market Flag v19 Change Pricing Context from C to O; changed valid values. V19 Remove Branch Prefix and Value fields and replace with Branch ID Location v20 "Branch ID Location column B changed to ""New"""